UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2010

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 25, 2010, the Compensation Committee of the Board of Directors of Rex Energy Corporation (the “Company”) approved a form of award agreement for grants under the Rex Energy Corporation 2007 Long-Term Incentive Plan (the “Plan”) of restricted stock awards for employees of the Company and its affiliates (the “Award Agreement”).

On March 25, 2010, the Compensation Committee approved a grant of 300,484 restricted shares of the Company’s common stock to sixteen executive officers and other senior employees (the “Restricted Stock Awards”), each under the Plan and pursuant to such Award Agreement. The Restricted Stock Awards were granted subject to forfeiture restrictions, which include time vesting and performance-based vesting. The Restricted Stock Awards will vest on the date on which the Compensation Committee certifies that the applicable performance targets have been satisfied; provided that the awardee has been in continuous employment with the Company from the grant date through the third anniversary of the grant date.

The Restricted Stock Awards include grants of shares of restricted stock to the following executive officers in the amounts indicated: (i) 62,992 to Benjamin W. Hulburt, President and Chief Executive Officer, (ii) 36,378 to Thomas C. Stabley, Executive Vice President and Chief Financial Officer, (iii) 36,378 to Christopher K. Hulburt, Executive Vice President, Secretary and General Counsel, (iv) 26,181 to Bryan J. Clayton, Senior Vice President, Illinois Basin District Manager, (v) 26,181 to Timothy P. Beattie, Senior Vice President, Appalachian Regional Manager, and (vi) 20,525 to James F. Watson, Vice President of Drilling, Appalachian Region.

The foregoing description of the Restricted Stock Awards does not purport to be complete and is qualified in its entirety by reference to the form of Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

10.1	Form of Restricted Stock Award Agreement under the Rex Energy Corporation 2007 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/S/ BENJAMIN W. HULBURT
Benjamin W. Hulburt
President and Chief Executive Officer

Date: March 31, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Form of Restricted Stock Award Agreement under the Rex Energy Corporation 2007 Long-Term Incentive Plan.

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